SHARE EXCHANGE AGREEMENT


                                  by and among


                          AMERICAN UNITED GLOBAL, INC.,


                       LIFETIME HEALTHCARE SERVICES, INC.,


                             NEW YORK MEDICAL, INC.

                                       and


       THE NEW YORK MEDICAL, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST




                           DATED AS OF AUGUST 31, 2003

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                                                           TABLE OF CONTENTS


ARTICLE I - THE SHARE EXCHANGE; CLOSING DATE

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Section 1.01.....................................................................................The Share Exchange
Section 1.02................................................................................................Closing
Section 1.03.......................................................................Reservation of Conversion Shares
Section 1.04............................................................................Exemption From Registration
Section 1.05.............................................................................................Deliveries
Section 1.06........................................................................................Further Actions
Section 1.07.........................................................................................Status of ESOP
Section 1.08.....................................................Registration of Securities; Restrictions on Resale

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF AUGI

Section 2.01.......................................................................Organization, Standing and Power
Section 2.02...............................................................................Authority for Agreement.
Section 2.04.....................................................................................Issuance of Shares
Section 2.05.................................................................................Consents and Approvals

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES

Section 3.01......................................................................Share Ownership and Authorization
Section 3.02........................................................................................Share Ownership
Section 3.03.................................................................Legal Power; Qualification of the ESOP
Section 3.04................................................................................Authority For Agreement
Section 3.05............................................................................No ESOP Conflict or Default
Section 3.06.....................................................................Ownership and Possession of Shares
Section 3.07.......................................................................................Fiduciary Duties
Section 3.08..........................................................................No Liabilities or Obligations
Section 3.09............................................................................................Legal Power
Section 3.10................................................................................Authority For Agreement
Section 3.11.................................................................................No Conflict or Default

ARTICLE IV - CERTAIN COVENANTS AND AGREEMENTS

Section 4.01..................................................................................Covenants of the ESOP
Section 4.02......................................................................................Covenants of AUGI
Section 4.03...............................................................................Covenants of the Parties

ARTICLE V - CONDITIONS PRECEDENT

Section 5.01.......................................................Conditions Precedent to the Parties' Obligations
Section 5.02........................................................Conditions Precedent to the Obligations of AUGI
Section 5.03....................................................Conditions Precedent to the Obligations of the ESOP

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ARTICLE VI - TERMINATION, AMENDMENT AND WAIVER
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Section 6.01............................................................................................Termination
Section 6.02..................................................................................Effect of Termination

ARTICLE VII - CONFIDENTIALITY

Section 7.01........................................................................................Confidentiality

ARTICLE VIII - INDEMNIFICATION

Section 8.01 ...............................................................................Indemnification by AUGI
Section 8.02.............................................................Indemnification by the ESOP and NY Medical
Section 8.03........................................................................Indemnification of Escrow Agent
Section 8.04............................................................................Survival of Indemnification


ARTICLE IX - MISCELLANEOUS

Section 9.01.........................................................Non-survival of Representations and Warranties
Section 9.02...............................................................................................Expenses
Section 9.03.........................................................................................Applicable Law
Section 9.04................................................................................................Notices
Section 9.05.......................................................................................Entire Agreement
Section 9.06.............................................................................................Assignment
Section 9.07...................................................................................Headings; References
Section 9.08...........................................................................................Counterparts
Section 9.09...........................................................................No Third Party Beneficiaries
Section 9.10..............................................................................Severability; Enforcement
Section 9.11..................................................................................Rules of Construction
Section 9.12...............................................................................................Exhibits
Section 9.13.........................................................................................Interpretation

List of Schedules

        EXHIBITS


Certificate of Designation of Series B-4 Convertible, Redeemable Preferred Stock..................................A

Lock up Agreement.................................................................................................B

Registration Rights Agreement.....................................................................................C
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                            SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT dated as of August 31, 2003 (the "Agreement") by and among American United Global, Inc., a corporation formed under the laws of the State of Delaware ("AUGI"), Lifetime Healthcare Services, Inc., a corporation formed under the laws of the State of Delaware and wholly owned subsidiary of AUGI ("Lifetime"), New York Medical, Inc., a corporation formed under the laws of the State of Delaware and an majority owned subsidiary of Lifetime ("NY Medical") and the New York Medical Employee Stock Ownership Plan and Trust, an employee stock ownership plan (the "ESOP"). AUGI, Lifetime, NY Medical and the ESOP are referred to herein individually as a "Party" and collectively as the "Parties.

                                    PREAMBLE

     WHEREAS, (a) pursuant to the Merger Agreement, AUGI owns 100% of the issuance and outstanding shares of capital stock of Lifetime, (b) pursuant to the Stock Purchase Agreement, Lifetime owns 55% of the issued and outstanding shares of capital stock of NY Medical, and (c) the ESOP currently owns the remaining 45% of the outstanding capital stock of NY Medical; and

     WHEREAS, Lifetime proposes to acquire and the ESOP proposes to sell to Lifetime the all and not less than all of the ESOP Shares; and

     WHEREAS, pursuant to this Agreement, in sole consideration for the ESOP Shares, AUGI shall contribute to Lifetime and Lifetime shall issue to the ESOP shares of Series B-4 redeemable convertible preferred stock of AUGI, which shares of Series B-4 preferred stock are convertible into shares of AUGI common stock, par value $.01 per share;

     WHEREAS, Joseph Albanese (the "Trustee"), in its capacity as trustee for the ESOP, has approved the terms of this Agreement and all transactions and developments contemplated thereby; and

     WHEREAS, the ESOP owns the ESOP Shares and has approved, and deems it advisable to consummate, the exchange of such ESOP Shares for the B-4 Preferred Shares of AUGI (the "Share Exchange");

     WHEREAS, the obligation of the Parties to effect the Share Exchange is subject to the conditions set forth in Article V hereof; and

     WHEREAS, AUGI, Lifetime, the ESOP and NY Medical are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Share Exchange and/or the Parties.

"AUGI Conversion Shares" means the shares of common stock, $.01 par value per share, of AUGI into which the B-4 Preferred Shares are convertible.




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"B-4  Preferred  Shares"  means the  150,000  shares of  Series  B-4  redeemable convertible preferred stock, $.01 par value and $30.00 stated value per share, of AUGI, and containing the rights, privileges and designations set forth in the Certificate of Designations.

"Certificate of Designations" means the certificate of designations of the rights, privileges and designations of the B-4 Preferred Shares, all of which are set forth in the Certificate of Designations annexed hereto as Exhibit A and made a part hereof.

"Closing Agreement" means that certain agreement dated as of June 16, 2003, among Dr. Jonathan Landow, Tracy Landow, AUGI, Lifetime, Redwood Investment Associates, LP, NY Medical, Robert M. Rubin, The Rubin Family Irrevocable Stock Trust and certain other persons.

"Dollar" and "$" means lawful money of the United States of America.

"Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, preemptive rights, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

"ESOP Dividend" means the individual and collective reference to (a) the $4.00 per share annual dividend payable by NY Medical to the ESOP pursuant to the ESOP Shares, and (b) the $12.00 per share annual dividend to be payable by AUGI to the ESOP pursuant to the B-4 Preferred Shares.

"ESOP Note" means the 4.75% promissory note of the ESOP payable to NY Medical in approximate $10,090,000 principal amount at December 31, 2002.

"ESOP Shares" means the 450,000 shares of Series A convertible preferred stock, $.01 par value per share, of NY Medical that are owned of record and beneficially by the ESOP.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor Institutes concerning the treatment of any accounting matter.

"GCL" means the General Corporation Law of the State of Delaware.

"Knowledge" means the knowledge after reasonable inquiry.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a consolidated whole.

"Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Merger Agreement" means that certain Amended and Restated Agreement and Plan of Share Exchange dated as of June 16, 2003, entered into by and among AUGI, Lifetime and Lifetime Acquisition Corp., formerly a wholly owned subsidiary of AUGI, which Amended Agreement provided for the merger of Lifetime Acquisition Corp. with and into Lifetime and was consummated on June 17, 2003.



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"Stock Purchase  Agreement"  means that certain  agreement dated as of March 21,
2003, as amended as of June 16, 2003, by and among Lifetime, Redwood Investment Associates, LP and NY Medical providing for the acquisition of 55% of the capital stock of NY Medical by Lifetime, including the exhibits thereto, which Stock Purchase Agreement was consummated on June 16, 2003.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

     (i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

     (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

     (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax  Return"  means  any  return,  declaration,   form,  claim  for  refund  or
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                    ARTICLE I
                               THE SHARE EXCHANGE

SECTION 1.01 SHARE EXCHANGE; CLOSING DATE.

     (a) On the Closing Date, the ESOP shall sell, transfer, convey and assign (collectively, "Transfer") to Lifetime all, and not less than all, of the ESOP Shares, against receipt by the ESOP of B-4 Preferred Shares described below.

     (b) On the Closing Date, AUGI shall contribute to Lifetime and Lifetime shall issue to the ESOP all and not less than all of the AUGI B-4 Preferred Shares, against receipt by Lifetime of all of the ESOP Shares.

     (c) The Transfer of ESOP shares shall be accomplished by delivery by the ESOP of all of the ESOP Shares, duly endorsed in blank for Transfer or accompanied by stock powers with the signature of the record owner guaranteed by a member of the New York Stock exchange or a bank. The AUGI B-4 Preferred Shares shall be evidenced by one or more stock certificates registered in the name of the ESOP as the record owner thereof.

SECTION 1.02 CLOSING.

The closing of the Share Exchange (the "Closing") will take place at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, counsel to AUGI ("GSK"), at 101 East 52nd Street, New York, New York 10022, within one (1) business day following the satisfaction or waiver of the conditions precedent set forth in
Article V or at such other date as AUGI and the Trustee shall agree (the "Closing Date"), but in any event no later than March 31, 2004.

SECTION 1.03 RESERVATION OF CONVERSION SHARES. Subject to the terms and conditions set forth in this Agreement and in the Certificate of Designations, at and after the Closing, AUGI shall reserve for issuance not less than 1,500,000 shares of its common stock, $.01 par value per share, or such other number of AUGI Conversion Shares as are required for issuance in connection with the full conversion of the B-4 Preferred Shares into AUGI Conversion Shares, including any adjustments by reason of the anti-dilution provisions contained in the Certificate of Designation therefore.



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SECTION  1.04.  EXEMPTION  FROM  REGISTRATION.  The Parties  intend that the B-4
Preferred Shares to be conveyed by AUGI to the Trustee shall be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

SECTION 1.05 .  DELIVERIES

     (a) Deliveries by AUGI. At the Closing, AUGI shall deliver to the ESOP all other previously undelivered documents required to be delivered by AUGI to the ESOP at or prior to the Closing in connection with the Share Exchange.


     (b) Deliveries by the ESOP. At the Closing, the ESOP shall deliver to AUGI:

          (i) The Fairness Opinion referred to in Section 5.02 (g) hereof; and

          (ii) All other previously undelivered documents required to be delivered by the ESOP to AUGI at or prior to the Closing in connection with the Share Exchange.

SECTION 1.06  FURTHER ACTIONS.

If, at any time after the Closing Date, AUGI considers or is advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm (of record or otherwise) in Lifetime, its right, title or interest in and to the ESOP Shares, or otherwise to carry out the intent and purposes of this Agreement, the officers and directors of AUGI will be authorized to execute and deliver, in the name and on behalf of each of Lifetime and the ESOP, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Lifetime and AUGI, all such other actions and things as the board of directors of AUGI may determine to be necessary or desirable to vest, perfect or confirm any and all right, title and interest in and to all, and not less than all, of the ESOP Shares or otherwise to carry out the intent and purposes of this Agreement.

SECTION 1.07      STATUS OF ESOP

     (a) Status of the ESOP. Subject at all times to the provisions of Section 1.07(b) below, the Parties hereto acknowledge that following consummation of the Share Exchange:

          (i)  AUGI,  on  behalf  of its  indirect  wholly-owned  subsidiary  NY
     Medical, shall declare and pay to the ESOP an annual ESOP Dividend in the amount of $1.8 million (in addition to the regular 6.5% dividend set forth in Article 4(a) of the Certificate of Designation); payment of such ESOP Dividend to be made by reduction and cancellation of a like amount of principal of and accrued interest on the ESOP Note;

          (ii) NY Medical continue to make annual contributions to the ESOP in an amount equal to 25% of NY Medical's annual payroll; which annual contributions shall be made by further reductions and cancellations of a like amount of principal of and accrued interest on the ESOP Note;

          (iii) ESOP participants that have been previously allocated ESOP Shares (approximately 198,000 ESOP Shares) shall be allocated a corresponding amount of AUGI B-4 Preferred Shares (approximately 66,000 AUGI B-4 Preferred Shares), and ESOP participants that have not been previously allocated the approximately 252,000 unallocated ESOP Shares shall be entitled to receive, as and when earned or allocated, the remaining 84,000 shares of AUGI B-4 Preferred Shares; and



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          (iv) the ESOP  shall  continue  to make to NY Medical  the  $1,800,000 annual payments of principal and accrued interest on the ESOP Note in accordance with the terms of such ESOP Note and the other agreements and instruments governing the ESOP; and

          (v) the ESOP and the ESOP trust shall continue in accordance with the provisions of the ESOP.

     (b) Termination of the ESOP; Effect. Notwithstanding anything to the contrary, set forth in Section 1.07(a) above, provided that all "Payment Events" (as defined in the Closing Agreement) shall have occurred, and AUGI shall have previously complied with all of its other covenants and agreements set forth in this Agreement, AUGI, Lifetime, NY Medical or any of the foregoing Persons (collectively, the "AUGI Group") shall have the right at any time following the Share Exchange to:

          (i) cease declaring and paying the ESOP Dividend;

          (ii) cause NY Medical to cease payment of the annual contribution to the ESOP; and

          (iii) allocate to all ESOP participants (whether or not earned) all AUGI B-4 Preferred Shares not previously allocated; and

          (iv) directly or through NY Medical cause the ESOP and the ESOP trust to be terminated;

provided, that, the AUGI Group shall only engage in the foregoing actions if

               (x) all further obligations of the ESOP under the ESOP Note shall be deemed paid and satisfied in full and the ESOP Note cancelled, and

               (y) in the event and to the extent that there shall be any excise or other Tax payable by reason of any excess contribution being deemed to have been made to the ESOP as a result of the cancellation of the remaining outstanding principal of and accrued interest on the ESOP Note, AUGI or the AUGI Group shall pay the full amount of such Tax and indemnify, defend and hold harmless NY Medical, the ESOP and the ESOP participants from any liabilities or obligations in connection therewith.

SECTION 1.08       REGISTRATION OF SECURITIES; RESTRICTIONS ON RESALE

     (a) Registration of Securities. Until such time as either (i) a registration statement including therein the B-4 Preferred Shares and the AUGI Conversion Shares for resale by ESOP Participants shall have been declared effective under the Securities Act, or (i) AUGI shall have received a legal opinion from counsel to the effect that an exemption from the registration requirements under the Securities Act is available, all of the B-4 Preferred Shares and the AUGI Conversion Shares, if any, shall be registered in the name of the ESOP. AUGI acknowledges that, in connection with the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, AUGI has agreed to prepare and file with the Securities and Exchange Commission, and use its best efforts to cause to become effective, a registration statement for the benefit of certain AUGI securityholders covering certain AUGI securities issued in connection with the acquisition of 100% of the capital stock of Lifetime and Lifetime's acquisition of 55% of the capital stock of NY Medical (the "Selling Securityholders Registration Statement"). AUGI hereby covenants and agrees to include all of the B-4 Preferred Shares and all of the AUGI Conversion Shares in the Selling Securityholders Registration Statement.

     (b) The AUGI B-4 Preferred Shares. The B-4 Preferred Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) AUGI receives an opinion of counsel for the stockholder, reasonably satisfactory to counsel for AUGI, that an exemption from the registration requirements of the Securities Act is available.



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     (c) The  certificates  representing  the number of B-4 Preferred Shares for which the ESOP Shares shall have been issued pursuant to this Agreement shall contain a legend substantially as follows:

     "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR AMERICAN UNITED GLOBAL, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR AMERICAN UNITED GLOBAL, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

     (d) The AUGI Conversion Shares. The AUGI Conversion Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) AUGI receives an opinion of counsel for the stockholder, reasonably satisfactory to counsel for AUGI, that an exemption from the registration requirements of the Securities Act is available.

     The certificates representing the number of AUGI Conversion Shares into which the B-4 Preferred Shares may be converted shall contain a legend substantially as follows:

     "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR AMERICAN UNITED GLOBAL, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR AMERICAN UNITED GLOBAL, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

     "PURSUANT TO THE SHARE EXCHANGE AGREEMENT DATED AS OF AUGUST 31, 2003, BY AND AMONG AMERICAN UNITED GLOBAL, INC., LIFETIME HEALTHCARE SERVICES, INC., NY MEDICAL INC. AND THE NEW YORK MEDICAL EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST, THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN A LOCK-UP AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND AMERICAN UNITED GLOBAL, INC."

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF AUGI

     Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to the Trustee, AUGI hereby represents and warrants to the Trustee, as of the date of this Agreement and as of the Closing Date, as follows:

SECTION 2.01  ORGANIZATION, STANDING AND POWER.

     AUGI is a company duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. AUGI is duly qualified to do business as a foreign corporation doing business in each state in which it owns or leases real property and where the failure to be so qualified and in good standing would have a Material Adverse Effect on AUGI or its business.

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

SECTION 2.02  AUTHORITY FOR AGREEMENT.

     The execution, delivery, and performance of this Agreement by AUGI has been duly authorized by all necessary corporate action, and this Agreement, upon its execution by the parties thereto, will constitute the valid and binding obligation of AUGI enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. Except as set forth above or in Schedule 2.03 attached hereto, the execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by AUGI will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, AUGI's Certificate of Incorporation or Bylaws, as the case may be and in each case as amended, or, in any material respect, any indenture, lease, loan agreement or other agreement or instrument to which AUGI is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to AUGI except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect on AUGI taken as a whole.

SECTION 2.03      ISSUANCE OF B-4 PREFERRED SHARES

     The B-4 Preferred Shares issuable to the Trustee as the holder of the ESOP Shares will when issued pursuant to this Agreement be duly and validly authorized and issued, fully paid and non-assessable. The AUGI Conversion Shares issuable to upon conversion of the B-4 Preferred Shares will as and when issued pursuant to the Certificate of Designation be duly and validly authorized and issued, fully paid and non-assessable.

SECTION 2.04  CONSENTS AND APPROVALS

     No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any agreement with AUGI, is required by or with respect to AUGI in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under (i) applicable securities laws, or (ii) the GCL.

                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES


     A. AS TO NY MEDICAL. NY Medical hereby represents and warrants to AUGI, Lifetime and the ESOP, as of the date of this Agreement and as of the Closing Date, as follows:

SECTION 3.01. SHARE OWNERSHIP AND AUTHORIZATION. NY Medical has all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the transactions and developments contemplated hereby. This Agreement has been duly executed and delivered by NY Medical, and, assuming due and valid authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of NY Medical, enforceable against NY Medical in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. Except as set forth above, NY Medical makes no other representations or warranties hereunder.

B.       AS TO THE ESOP

     Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to AUGI and Lifetime, the Trustee on behalf of the ESOP hereby represent and warrant to AUGI and Lifetime, as of the date of this Agreement and as of the Closing Date, as follows:

SECTION 3.02   SHARE OWNERSHIP.

     The ESOP is the record and beneficial owner of the ESOP Shares. Except for the ESOP Shares, the ESOP does not own any securities issued by, or other obligations of, NY Medical or any subsidiary thereof.

SECTION 3.03 LEGAL POWER; QUALIFICATION OF THE ESOP.

     The ESOP has all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the transactions and developments contemplated hereby.

SECTION 3.04  AUTHORITY FOR AGREEMENT.

     This Agreement has been duly executed and delivered by the Trustee on behalf of the ESOP, and, assuming due and valid authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the ESOP, enforceable against the ESOP in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and
(ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

SECTION 3.05 NO ESOP CONFLICT OR DEFAULT.

     Neither the execution and delivery of this Agreement nor the consummation by the Trustee on behalf of the ESOP, of any of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, or require any consent, approval or notice under, any contract, trust, commitment, agreement, obligation, understanding, arrangement or restriction of any kind to which the ESOP is a party or by which ESOP is bound or to which the ESOP Shares are subject. Consummation by the ESOP of the transactions contemplated hereby will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the ESOP or the ESOP Shares

SECTION 3.06      OWNERSHIP AND POSSESSION OF SHARES.

     The ESOP Shares and the certificates representing the ESOP Shares are now, and at all times during the term hereof shall be, owned by the ESOP and held by such ESOP, or by a trustee, nominee or custodian for the sole and exclusive benefit of such ESOP, free and clear of all Encumbrances whatsoever, except for
(a) that portion of the ESOP Shares that remain as pledged collateral (the "Pledged Shares") pursuant to that certain ESOP Loan and Pledge Agreement by and between NY Medical and HSBC Bank USA, as trustee, dated as of November 30, 2000 (the "Loan and Pledge Agreement"), (b) any Encumbrances created by this Agreement and (c) Encumbrances arising under the Securities Act or state securities laws.

SECTION 3.07 FIDUCIARY DUTIES.

     The Trustee, on behalf of the ESOP, has consulted with legal counsel and has obtained a fairness opinion from an independent financial advisor to the effect that (i) the consideration received by the ESOP pursuant to Section 1.08 hereof is not less than adequate consideration within the contemplation of
Section 3(18) of ERISA and (ii) the Share Exchange, considered as a whole (including the transactions consummated under the Stock Purchase Agreement and the Merger Agreement), is fair and reasonable to the ESOP from a financial point of view.

C.       BY LIFETIME AND AUGI

     Lifetime and AUGI hereby jointly and severally represent and warrant to the ESOP and NY Medical, as of the date of this Agreement and as of the Closing Date, as follows:

SECTION 3.08   NO LIABILITIES OR OBLIGATIONS

     Save and except for liabilities and obligations described in or otherwise incurred in connection with the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, Lifetime has not, since its inception, engaged in any business activities or incurred any liabilities or obligations of any kind or description, whether contingent liabilities or liabilities required to be set forth on a balance sheet prepared in accordance with GAAP.

SECTION 3.09 LEGAL POWER.

     Lifetime has all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the transactions and developments contemplated hereby.

SECTION 3.10  AUTHORITY FOR AGREEMENT.

     This Agreement has been duly executed and delivered by Lifetime, and, assuming due and valid authorization, execution and delivery by the other Parties hereto, this Agreement constitutes a legal, valid and binding obligation of Lifetime, enforceable against Lifetime in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

SECTION 3.11 NO CONFLICT OR DEFAULT.

     Neither the execution and delivery of this Agreement nor the consummation by Lifetime of any of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, or require any consent, approval or notice under, any contract, trust, commitment, agreement, obligation, understanding, arrangement or restriction of any kind to which Lifetime is a party or by which Lifetime is bound or to which the its shares are subject. Consummation by Lifetime of the transactions contemplated hereby will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Lifetime or its securities.

                                   ARTICLE IV
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 4.01      COVENANTS OF THE ESOP

     (a) The ESOP, shall use its best efforts to obtain, prior to the Closing, the unconditional consent of any Person necessary to the consummation of the Share Exchange, including consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether federal, state or local shall have been obtained. All such consents shall be in writing and executed counterparts thereof shall be delivered to AUGI at or prior to the Closing.

     (b) Lock Up Agreement. The Trustee, on behalf of the ESOP and the ESOP Participants, shall prior to Closing enter into a Lock-up Agreement with AUGI in substantially the form of Exhibit B annexed hereto and made a part hereof (the "Lockup Agreement").

SECTION 4.02      COVENANTS OF AUGI

     (a) Registration of AUGI Conversion Shares. AUGI shall register for re-sale under the Securities Act of 1933, as amended, the AUGI Conversion Shares issuable upon the conversion of the B-4 Preferred Shares and shall file a registration statement with respect to such registration with the SEC at the earlier of: (i) ninety (90) days after the Closing Date, or (ii) sixty (60) days from the date upon which the financial statements of the Surviving Entity shall have been audited and determined to be in compliance with Regulation S-X as promulgated by the SEC; provided, however, that the Trustee on behalf of the ESOP shall prior thereto have caused the ESOP to enter into a registration rights agreement with AUGI in the form of Exhibit C annexed hereto and made a part hereof (the "Registration Rights Agreement").

     (b) Lock Up Agreement. AUGI shall prior to Closing enter into the Lockup Agreement.

SECTION 4.03      COVENANTS OF THE PARTIES

     (a) Announcement. Neither the ESOP and NY Medical, on the one hand, nor AUGI on the other hand, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party (which consent shall not be unreasonably withheld), except as may be required by applicable law or securities regulation. Notwithstanding anything in this Section 4.03 to the contrary, the parties will, to the extent practicable, consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statements with respect to this Agreement and the transactions contemplated hereby whether or not required by Applicable Law.

     (b) Notification of Certain Matters. The ESOP and NY Medical shall give prompt notice to AUGI, and AUGI shall give prompt notice to the ESOP, of:

          (i) The occurrence, or nonoccurrence, of any event the occurrence, or nonoccurrence, of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing Date; and

          (ii) Any material failure of the ESOP and/or NY Medical on the one hand, or AUGI, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or them hereunder.

     (c) Reasonable Best Efforts. Before Closing, upon the terms and subject to the conditions of this Agreement, the Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to applicable laws) to consummate and make effective the Share Exchange and other transactions contemplated by this Agreement as promptly as practicable including, but not limited to:

          (i) The preparation and filing of all forms, registrations and notices required to be filed to consummate the Share Exchange, including without limitation, any approvals, consents, orders, exemptions or waivers by any third party or governmental entity; and

          (ii) The satisfaction of the other Party's conditions precedent to Closing.

     (d) Access to Information

          (i) Inspection by the ESOP. AUGI will make available for inspection by the Trustee on behalf of the ESOP, during normal business hours and in a manner so as not to interfere with normal business operations, all of AUGI's records (including tax records), books of account, premises, contracts and all other documents in AUGI's possession or control that are reasonably requested by the Trustee on behalf of the ESOP to inspect and examine the business and affairs of AUGI. The Trustee and the ESOP will treat and hold as confidential any information received from AUGI in the course of the reviews contemplated by this Section 4.03(v). No examination by the Trustee or the ESOP will, however, constitute a waiver or relinquishment by the ESOP of its rights to rely on AUGI's covenants, representations and warranties made herein or pursuant hereto.

          (ii) Inspection by AUGI. The Trustee on behalf of the ESOP will make available for inspection by AUGI, during normal business hours and in a manner so as not to interfere with normal business operations, all of ESOP's records (including tax records), books of account, premises, contracts and all other documents in the Trustee's or the ESOP's possession or control that are reasonably requested by AUGI to inspect and examine the business and affairs of the ESOP. The Trustee on behalf of the ESOP will be available upon reasonable advance notice to answer questions of AUGI concerning the affairs of the ESOP. AUGI will treat and hold as confidential any information received from the ESOP in the course of the reviews contemplated by this Section 4.03 (v). No examination by AUGI will, however, constitute a waiver or relinquishment by AUGI of its rights to rely on the ESOP's covenants, representations and warranties made herein or pursuant hereto.

                                    ARTICLE V
                        CONDITIONS PRECEDENT AND COVENANT

SECTION 5.01  CONDITIONS PRECEDENT TO THE PARTIES' OBLIGATIONS.

     The obligations of the Parties as provided herein shall be subject to each of the following conditions precedent, unless waived by both AUGI and the ESOP:

     (a)  Consents,  Approvals.  The Parties  shall have  obtained all necessary
consents  and  approvals  of  their  respective   boards  of  directors,   their
stockholders (including any applicable classes thereof) and all consents, approvals and authorizations required under their respective charter documents, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

     (b) Absence of Certain Litigation. No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Share Exchange.

SECTION 5.02      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AUGI

     The obligations of AUGI as provided herein shall be subject to each of the following conditions precedent, unless waived by AUGI:

     (a) Representations and Warranties. The representations and warranties by NY Medical and the ESOP in Article III herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement or the same shall not have a Material Adverse Effect.

     (b) Performance. NY Medical and the ESOP shall have performed and complied in all material respects with all agreements to be performed or complied with by them pursuant to this Agreement prior at or prior to the Closing or the same shall not have a Material Adverse Effect on either NY Medical or the ESOP.

     (c) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to AUGI and its counsel, and AUGI and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

     (d) Certificate of Good Standing. NY Medical shall have delivered to AUGI a certificate as to the good standing of NY Medical certified by the Secretary of State of the State of Delaware on or within two (2) business days prior to the Closing Date.

     (e) Material Changes. Except as contemplated by this Agreement, since the date hereof, NY Medical shall not have suffered a Material Adverse Effect.

     (f) Investigations. Neither any investigation of the ESOP, NY Medical or subsidiaries of NY Medical by AUGI nor any other document delivered to AUGI as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the good faith judgment of AUGI, reflect in a material adverse way on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), business, operations or prospects of NY Medical or any subsidiary thereof.

     (g) Fairness Opinion. The ESOP shall have received the opinion from an independent financial advisor, in form and substance satisfactory to AUGI to the effect that (i) the AUGI B-4 Preferred Shares received by the ESOP pursuant to this Agreement is adequate consideration within the contemplation of Section 3(18) of ERISA and (ii) the Share Exchange, considered as a whole (including the transactions consummated pursuant to the Merger Agreement and the Stock Purchase Agreement), are fair and reasonable to the ESOP from a financial point of view.

     (h)  Registration  Rights  Agreement.   AUGI  shall  have  received  signed
signature pages of the Registration Rights Agreement from the ESOP.

     (i) Lock-Up Agreement. AUGI shall have received signed signature pages of the Lock-Up Agreement from the ESOP.

SECTION 5.03      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ESOP

     The obligation of the ESOP on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived by the ESOP:

     (a) Consents And Approvals. AUGI shall have obtained all material consents, including any material consents and waivers of its respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

     (b) Representations And Warranties. The representations and warranties by AUGI in Article II herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement or the same shall not have a Material Adverse Effect.

     (c) Performance. AUGI shall have performed and complied in all material respects with all agreements to be performed or complied with by it pursuant to this Agreement prior to or at the Closing or the same shall not have a Material Adverse Effect.

     (d) Proceedings And Documents. All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the ESOP and its counsel, and the ESOP and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

     (e) Material Changes. Except as contemplated by this Agreement, since the date hereof, AUGI shall not have suffered a Material Adverse Effect.

     (f) Certificate of Designation. AUGI shall immediately prior to the filing of the Certificate of Share Exchange have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

     (g) Registration Rights Agreement. The Registration Rights Agreement shall have been entered into by AUGI.

     (h) Payment Events and Termination of the Closing Agreement. All of the "Payment Events" (as that term is defined in the Closing Agreement) shall have occurred, and the Closing Agreement shall have been deemed to have been satisfied in all respects by the parties thereto and terminated.


                                   ARTICLE VI
                        TERMINATION, AMENDMENT AND WAIVER

SECTION 6.01  TERMINATION.

     This Agreement may be terminated and the Share Exchange may be abandoned at any time prior to the Closing Date by:

     (a) The mutual written consent of the board of directors of AUGI and the Trustee on behalf of the ESOP;

     (b) Either AUGI, on the one hand, or the ESOP, on the other hand, if any governmental entity or court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the Parties shall use their commercially reasonable best efforts to lift), which restrains, enjoins or otherwise prohibits the Share Exchange or the issuance of the B-4 Preferred Shares pursuant to the Share Exchange and such order, decree, ruling or other action shall have become final and non-appealable;

     (c) AUGI, if the ESOP or NY Medical shall have breached in any material respect any of their representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by AUGI to NY Medical and/or the ESOP, as applicable;

     (d) The ESOP, if the Payment Events (as defined in the Closing Agreement) shall have not timely occurred, unless waived or the time for performance thereof are extended by Dr. Jonathan Landow and the respective holders of the Landow Note and the Lifetime Note, as applicable;

     (e) The ESOP, if AUGI shall have breached in any material respect any of its representations, warranties, or other covenants or agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by the ESOP to AUGI; or

     (f) Without any action on the part of the Parties if required by Applicable Law.

SECTION 6.02  EFFECT OF TERMINATION.

     If this Agreement is terminated as provided in Section 6.01, written notice of such termination shall be given by the terminating Party to the other Party specifying the provision of this Agreement pursuant to which such termination is made, this Agreement shall become null and void and there shall be no liability on the part of AUGI or the ESOP, provided, that nothing in this Agreement shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement and provided, further, that termination shall not affect accrued rights or liabilities of any party.

                                   ARTICLE VII
                                 CONFIDENTIALITY

SECTION 7.01      CONFIDENTIALITY

     AUGI, on the one hand, and NY Medical and the ESOP, on the other hand, will keep confidential all information and documents obtained from the other, including but not limited to any information or documents provided pursuant to
Section 4.03 hereof, which are designated by such delivering party as confidential (except for any information disclosed to the public pursuant to a press release authorized by the Parties) and in the event the Closing does not occur or this Agreement is terminated for any reason, will promptly return such documents and all copies of such documents and all notes and other evidence thereof, including material stored on a computer, and will not use such information for its own advantage, except to the extent that (i) the information must be disclosed by law, (ii) the information becomes publicly available by reason other than disclosure by the Party subject to the confidentiality obligation, (iii) the information is independently developed without use of or reference to the other Party's confidential information, (iv) the information is obtained from another source not obligated to keep such information confidential, or (v) the information is already publicly known or known to the receiving Party when disclosed as demonstrated by written documentation in the possession of such Party at such time.

                                  ARTICLE VIII
                                 INDEMNIFICATION

SECTION 8.01      INDEMNIFICATION BY AUGI

AUGI shall indemnify, defend and hold harmless the ESOP, the Trustee, NY Medical and its or his heirs, legal representatives, successors and assigns (the "Other Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by AUGI, Lifetime or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or
(ii) any act, omission or conduct of any officer, director or agent of AUGI, Lifetime or any subsidiary or affiliated thereof prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) any breach of this Agreement by AUGI, Lifetime or any subsidiary or affiliate thereof, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing (iv) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith, including, without limitation, the provisions of Section 1.07 of this Agreement (collectively, "Indemnified Liabilities"). Any Other Indemnified Party wishing to claim indemnification under this Section 8.01, upon learning of any such claim, action, suit, proceeding or investigation, shall notify AUGI, but the failure so to notify shall not relieve AUGI from any liability that it may have under this Section 8.01, except to the extent that such failure would materially prejudice AUGI.

SECTION 8.02      INDEMNIFICATION BY THE ESOP

The ESOP and the Trustee shall severally indemnify, defend and hold harmless each of AUGI, any subsidiary or affiliate thereof and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of AUGI, any subsidiary or affiliate thereof or an employee of AUGI, any subsidiary or affiliate thereof and their respective heirs, legal representatives, successors and assigns (the "AUGI Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by the ESOP, including the Trustee, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or (ii) any act, omission or conduct of any officer, director or agent of the ESOP or affiliate thereof including the Trustee, prior to the Closing, whether asserted or claimed prior to, at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("AUGI Indemnified Liabilities"). Any AUGI Indemnified Party wishing to claim indemnification under this Section 8.02, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the ESOP, but the failure so to notify shall not relieve the ESOP from any liability that it or they may have under this Section 8.02, except to the extent that such failure would materially prejudice the ESOP.

SECTION 8.03      SURVIVAL OF INDEMNIFICATION

All rights to indemnification under this Article 8 shall survive the consummation of the Share Exchange and the termination of this Agreement. The provisions of this Article 8 are intended to be for the benefit of, and shall be enforceable by, each AUGI Indemnified Party, each ESOP Indemnified Party, respective heirs and representatives. No Party shall enter into any settlement regarding the foregoing without prior approval of the ESOP Indemnified Party or the AUGI Indemnified Party, as the case may be.


                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.01  NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, except as set forth in Article VIII. All such representations and warranties will be extinguished on consummation of the Share Exchange and none of the Parties nor any of their officers, directors, members, employees or stockholders shall be under any liability whatsoever with respect to any such representation or warranty after such time. This Section 9.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Closing Date.

SECTION 9.02  EXPENSES.

     Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

SECTION 9.03  APPLICABLE LAW.

     This Agreement shall be governed by the laws of the State of New York as applied to agreements entered into and to be performed in such state.

SECTION 9.04  NOTICES.

     All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

     (a) If sent by registered or certified mail in the United States, return receipt requested, upon receipt;

     (b) If sent by reputable overnight air courier (such as Federal Express), 2 business days after being sent;

     (c) If sent by facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (a) or (bi) above, when transmitted and receipt is confirmed by telephone; or

     (d) If otherwise actually personally delivered, when delivered against written receipt thereof.

     All notices and other communications under this Agreement shall be sent or delivered as follows:

         If to AUGI, to:

                  American United Global, Inc.
                  c/o Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street
                  New York, NY 10022
                  Attention:  Robert M. Rubin, CEO
                  Telephone:        (516) 938-2323
                  Fax:              (631) 254-2136

         with a copy to (which shall not constitute notice):

                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
                  101 East 52nd Street
                  New York, NY 10022
                  Attention:        Stephen A. Weiss, Esq.
                  Telephone:        (212) 752-9700
                  Facsimile:        (212) 980-5192

         If to Lifetime, to:

                  Lifetime Healthcare Services, Inc.
                  125 Michael Drive, Suite 104
                  Syosset, NY 11791
                  Attention: Mr. Robert DePalo
                  Telephone:  (516) 837-7000
                  Telecopy:  (516) 837-7036

         with a copy to (which shall not constitute notice):

                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
                  101 East 52nd Street
                  New York, NY 10022
                  Attention:        Stephen A. Weiss, Esq.
                  Telephone:        (212) 752-9700
                  Facsimile:        (212) 980-5192

         If to NY Medical, to:

                  New York Medical, Inc.
                  Two Jericho Plaza, Wing B
                  Jericho, New York 11753
                  Attention: Dr. Jonathan Landow, M.D.
                  Telephone:  (516) 938-2323
                  Telecopy:  (516) 938-9679

         with a copy to (which shall not constitute notice):

                  Snow, Becker & Krauss, P.C.
                  605 Third Avenue
                  New York, NY 10022
                  Attention: Keith S. Braun, Esq.
                  Telephone:  (212) 455-0476
                  Telecopy: (212) 949-7052

         If to the New York Medical Employee Stock Ownership Plan and Trust, to:

                  New York Medical Employee Stock Ownership Plan and Trust c/o Lamb & Barnosky, LLP
                  534 Broadhollow Road
                  Melville, NY 11747
                  Attention: Joseph Albanese, Trustee

         with a copy to (which shall not constitute notice):

                  Lamb & Barnosky, LLP
                  534 Broadhollow Road
                  Melville, NY 11747
                  Attention: Gary Holman, Esq.

     Any Party may change its address by written notice in accordance with this Section.

SECTION 9.05  ENTIRE AGREEMENT.

     This Agreement (including the documents and instruments referred to in this Agreement) contains the entire understanding of the Parties with respect to the subject matter contained in this Agreement, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter.

SECTION 9.06  ASSIGNMENT.

     Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties; provided that in no event may the right to indemnification provided by
Article VIII hereto be assigned by any of the Parties, with or without consent, except by operation of law. Subject to the immediately foregoing sentence of this Section 9.06, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns.

SECTION 9.07  HEADINGS; REFERENCES.

     The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections of this Agreement unless otherwise indicated.

SECTION 9.08  COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

SECTION 9.09  NO THIRD PARTY BENEFICIARIES.

     Except as expressly provided by this Agreement, nothing herein is intended to confer upon any person or entity not a Party to this Agreement any rights or remedies under or by reason of this Agreement.

SECTION 9.10  SEVERABILITY; ENFORCEMENT.

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

SECTION 9.11  RULES OF CONSTRUCTION.

     The Parties  agree that they have been  represented  by counsel  during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

SECTION 9.12  EXHIBITS.

     All of the exhibits to this Agreement are hereby incorporated in this Agreement and shall be deemed and construed to be a part of this Agreement for all purposes.

SECTION 9.13  INTERPRETATION.

     The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



                       [SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


AMERICAN UNITED GLOBAL, INC.

By:      /s/ Robert M. Rubin
         --------------------------------
Name:    Robert M. Rubin
Title:   Chairman of the Board and CEO


LIFETIME HEALTHCARE SERVICES, INC.

By:      /s/David M. Barnes
         --------------------------------
Name:    David M. Barnes
Title:   Chief Financial Officer


NEW YORK MEDICAL, INC.

By:      /s/Jonathan Landow, M.D
         --------------------------------
Name:    Dr. Jonathan Landow, M.D.
Title:   CEO


NEW YORK MEDICAL EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


By:      /s/Joseph Albanese
         --------------------------------
Name:    Joseph Albanese
Title:   Trustee